UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 26, 2010

ALLSCRIPTS-MISYS HEALTHCARE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-32085	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 358-6869

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As previously announced, on June 9, 2010, Allscripts-Misys Healthcare Solutions, Inc., a Delaware corporation (“Allscripts”), entered into (i) a Framework Agreement (the “Framework Agreement”) with Misys plc, a public limited company formed under the laws of England and Wales (“Misys”), and Eclipsys Corporation, a Delaware corporation (“Eclipsys”), solely as a third party beneficiary of certain provisions of the Framework Agreement, and (ii) an Agreement and Plan of Merger (the “Merger Agreement”) with Eclipsys and Arsenal Merger Corp., a Delaware corporation and a wholly owned subsidiary of Allscripts (“Merger Sub”), pursuant to which Merger Sub would merge with and into Eclipsys, with Eclipsys surviving as a wholly owned subsidiary of Allscripts (the “Merger”).

On July 26, 2010, Allscripts, Misys and Eclipsys entered into an amendment to the Framework Agreement (the “Amendment”). Prior to the Amendment, the obligation of Allscripts and Misys to complete the transactions contemplated by the Framework Agreement was conditioned upon the sale by Misys, directly or through one or more of its subsidiaries, of no fewer than 36 million shares of Allscripts common stock, par value $0.01 per share, in an underwritten secondary public offering (the “Secondary Offering”). As a result of the Amendment, the minimum number of shares required to be sold by Misys in the Secondary Offering will be reduced from 36 million to 25 million if (i) Allscripts stockholders approve the issuance of Allscripts common stock to Eclipsys stockholders pursuant to the Merger Agreement and (ii) Eclipsys stockholders adopt the Merger Agreement. The Amendment also makes certain conforming changes to the form of Amended and Restated Relationship Agreement attached as an exhibit to the Framework Agreement to reflect the possibility that Misys may sell fewer shares than previously contemplated in the Secondary Offering.

If Misys were to sell 25 million shares in the Secondary Offering, Misys’ equity stake in Allscripts following the Merger would be expected to be approximately 13.5%, assuming Misys elects to exercise its right under the Framework Agreement to require Allscripts to repurchase approximately 5.3 million shares of Allscripts common stock from Misys or one or more of its subsidiaries after the closing of the Merger.

The foregoing summaries of the Framework Agreement and the Amendment are qualified in their entirety by the terms and conditions of the Framework Agreement and the Amendment, each of which is incorporated herein by reference. The Framework Agreement was previously filed as Exhibit 10.1 to Allscripts’ Current Report on Form 8-K filed on June 9, 2010, and the Amendment is filed as Exhibit 10.1 to this report.

Item 8.01.	Other Events.

On July 27, 2010, Allscripts and Eclipsys issued a joint press release regarding the Amendment, which included an announcement, among other things, that the 30-day waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, applicable to the Merger expired at 11:59 p.m. ET on July 26, 2010. A copy of the joint press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Cautionary Statement

Allscripts has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents Allscripts has filed with the SEC for more complete information about Allscripts and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, Allscripts will arrange to send you the prospectus if you request it by calling collect 312-506-1230.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication is being made in respect of the proposed merger transaction involving Allscripts-Misys Healthcare Solutions, Inc. (“Allscripts”) and Eclipsys Corporation

(“Eclipsys”). In connection with the proposed transaction, Allscripts and Eclipsys have each filed with the SEC a definitive joint proxy statement, which also constitutes a prospectus of Allscripts and an information statement for Allscripts’ stockholders. Allscripts and Eclipsys have each mailed the definitive joint proxy statement/prospectus/information statement to their respective stockholders on or about July 15, 2010. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS ARE URGED TO READ CAREFULLY IN THEIR ENTIRETY THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS/ INFORMATION STATEMENT REGARDING THE PROPOSED TRANSACTION, AND ANY OTHER RELEVANT DOCUMENTS FILED BY EITHER ALLSCRIPTS OR ECLIPSYS WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders of Allscripts and Eclipsys may obtain a free copy of the definitive joint proxy statement/prospectus/information statement, as well as other filings containing information about Allscripts and Eclipsys, without charge, at the website maintained by the SEC (http://www.sec.gov). Copies of the definitive joint proxy statement/prospectus/information statement and the filings with the SEC that are incorporated by reference in the definitive joint proxy statement/prospectus/information statement can also be obtained, without charge, on the investor relations portion of Allscripts’ website (www.allscripts.com) or the investor relations portion of Eclipsys’ website (www.eclipsys.com) or by directing a request to Allscripts’ Investor Relations Department at 222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654, or to Eclipsys’ Investor Relations Department at Three Ravinia Drive, Atlanta, Georgia 30346.

Allscripts and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Allscripts’ directors and executive officers is available in Allscripts’ proxy statement for its 2009 annual meeting of stockholders and Allscripts’ Annual Report on Form 10-K for the year ended May 31, 2009, which were filed with the SEC on August 27, 2009 and July 30, 2009, respectively. Eclipsys and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Eclipsys’ directors and executive officers is available in Eclipsys’ proxy statement for its 2010 annual meeting of stockholders and Eclipsys’ Annual Report on Form 10-K for the year ended December 31, 2009, which were filed with the SEC on March 26, 2010 and February 25, 2010, respectively. Investors and stockholders can obtain free copies of these documents from Allscripts and Eclipsys using the contact information above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the definitive joint proxy statement/prospectus/information statement and other relevant materials that have been filed with the SEC.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the federal securities laws. Statements regarding the proposed merger between Eclipsys and Allscripts, the respective stockholder meetings of Eclipsys and Allscripts with respect to the approval of the proposed merger, the proposed total number of shares to be sold, the per share price of such shares, and purchasers in, the secondary offering of Allscripts shares, the anticipated benefits of the proposed transaction, including future financial and operating results, the strategic opportunities available to the combined company, the combined company’s plans, objectives, expectations and intentions, platform and product integration, the connection and movement of data among hospitals, physicians, patients and others, merger synergies and cost savings, client attainment of “meaningful use” and accessibility of federal stimulus payments, enhanced competitiveness and accessing new client opportunities, market evolution, the benefits of the combined companies’ products and services, the availability of financing, future events, developments, future performance, as well as management’s expectations, beliefs, intentions, plans, estimates or projections relating to the future are forward-looking statements within the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties, some of which are outlined below. As a result, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Allscripts, Eclipsys or the combined company or the proposed transaction.

Such risks, uncertainties and other factors include, among other things: any conditions or contingencies imposed in connection with the proposed merger; the ability to obtain governmental approvals of the merger on the proposed terms and schedule contemplated by the parties; the failure of Eclipsys’ stockholders to approve the merger agreement; the failure of Allscripts’ stockholders to approve the issuance of shares in the merger; the possibility that Eclipsys and/or the Allscripts stockholder meetings could be delayed as a result of pending litigation; the possibility that the proposed transaction does not close, including due to the failure to satisfy the closing conditions; the market factors that could affect the total number of shares and the per share price of the shares sold in the secondary offering of Allscripts shares; the failure of ValueAct Capital to purchase shares of Allscripts in the secondary offering; the possibility that the expected synergies, efficiencies and cost savings of the proposed transaction will not be realized, or will not be realized within the expected time period; potential difficulties or delays in achieving platform and product integration and the connection and movement of data among hospitals, physicians, patients and others; the risk that the contemplated financing is unavailable; the risk that the Allscripts and Eclipsys businesses will not be integrated successfully; disruption from the proposed transaction making it more difficult to maintain business and operational relationships; competition within the industries in which Allscripts and Eclipsys operate; failure to achieve certification under the Health Information Technology for Economic and Clinical Health Act could result in increased development costs, a breach of some customer obligations and could put Allscripts and Eclipsys at a competitive disadvantage in the marketplace; unexpected requirements to achieve interoperability certification pursuant to the Certification Commission for Healthcare Information Technology could result in increased development and other costs for Allscripts and Eclipsys; the volume and timing of systems sales and installations, the length of sales cycles and the installation process and the possibility that Allscripts’ and Eclipsys’ products will not achieve or sustain market acceptance; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; competitive pressures including product offerings, pricing and promotional activities; Allscripts’ and Eclipsys’ ability to establish and maintain strategic relationships; undetected errors or similar problems in Allscripts’ and Eclipsys’ software products; the outcome of any legal proceeding that has been or may be instituted against Allscripts, Misys plc or Eclipsys and others; compliance with existing laws, regulations and industry initiatives and future changes in laws or regulations in the healthcare industry, including possible regulation of Allscripts’ and Eclipsys’ software by the U.S. Food and Drug Administration; the possibility of product-related liabilities; Allscripts’ and Eclipsys’ ability to attract and retain qualified personnel; the implementation and speed of acceptance of the electronic record provisions of the American Recovery and Reinvestment Act of 2009; maintaining Allscripts’ and Eclipsys’ intellectual property rights and litigation involving intellectual property rights; risks related to third-party suppliers and Allscripts’ and Eclipsys’ ability to obtain, use or successfully integrate third-party licensed technology; and breach of Allscripts’ or Eclipsys’ security by third parties. See Allscripts’ and Eclipsys’ Annual Reports on Form 10-K and Annual Reports to Stockholders for the fiscal years ended May 31, 2009 and December 31, 2009, respectively, the definitive joint proxy statement/prospectus/information statement mailed by Allscripts and Eclipsys to their respective stockholders on or about July 15, 2010, and other public filings with the SEC for a further discussion of these and other risks and uncertainties applicable to Allscripts’ and Eclipsys’ respective businesses. The statements herein speak only as of their date and neither Allscripts nor Eclipsys undertakes any duty to update any forward-looking statement whether as a result of new information, future events or changes in their respective expectations.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Amendment to the Framework Agreement, dated as of July 26, 2010, by and among Allscripts-Misys Healthcare Solutions, Inc. and Misys plc, with Eclipsys Corporation as a third party beneficiary

99.1	Press Release dated July 27, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS-MISYS HEALTHCARE SOLUTIONS, INC.

Date: July 27, 2010	By:	/S/ WILLIAM J. DAVIS
William J. Davis
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment to the Framework Agreement, dated as of July 26, 2010, by and among Allscripts-Misys Healthcare Solutions, Inc. and Misys plc, with Eclipsys Corporation as a third party beneficiary

99.1	Press Release dated July 27, 2010

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